UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2013

iShares® Dow Jones-UBS Roll Select Commodity Index Trust

(Exact name of registrant as specified in its charter)

State of Delaware	333-178376	46-2428725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o iShares® Delaware Trust Sponsor LLC

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

iShares® Research & Development

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 597-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with its registration statement filed on Form S-1 (Registration No. 333-178376), iShares® Dow Jones-UBS Roll Select Commodity Index Trust (the “Trust”), together with its sponsor, iShares® Delaware Trust Sponsor LLC (the “Sponsor”), entered into a Distribution Agreement, dated August 8, 2013 (the “Distribution Agreement”) with UBS Securities LLC (the “Initial Purchaser”), pursuant to which the Trust will issue and sell to the Initial Purchaser an aggregate of 100,000 units of fractional undivided beneficial interest in and ownership of the Trust (the “Shares”) in exchange for positions in exchange-traded index futures contracts on the Dow Jones-UBS Roll Select Commodity Index, together with cash and U.S. treasury securities sufficient to collateralize such index futures positions, with a value equal to $50 per share acquired, as calculated in a manner consistent with the calculation of the net asset value of the Trust as of the date of such issuance and sale.

The Initial Purchaser intends to make a public offering of the 100,000 Shares acquired under the Distribution Agreement at a price per Share that will vary depending, among other factors, on the net asset value per Share and the trading price of Shares on NYSE Arca, Inc. at the time of the offer. Shares offered by the Initial Purchaser at different times may have different offering prices. The Initial Purchaser will not receive from the Trust, the Sponsor or any of their affiliates any fee or other compensation in connection with the sale of the Shares. However, the Sponsor has agreed to reimburse to the Initial Purchaser $150,500 in fees and expenses incurred by the Initial Purchaser in connection with the offering of the Shares.

The Distribution Agreement is filed as an Exhibit to this Current Report on Form 8-K, and the description of the Distribution Agreement in this Item 1.01 is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1 Distribution Agreement, dated August 8, 2013, by and among iShares® Dow Jones-UBS Roll Select Commodity Index Trust, iShares® Delaware Trust Sponsor LLC and UBS Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2013

iShares® Dow Jones-UBS Roll Select Commodity Index Trust (Registrant)

By:	iShares® Delaware Trust Sponsor LLC, the sponsor of the registrant

By:	BlackRock Asset Management International Inc., managing member

By:	/s/ Patrick Dunne
Name:	Patrick Dunne
Title:	Managing Director

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director